Exhibit 10.1

BG MEDICINE, INC.

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

July 14, 2015

Reference is hereby made to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of May 12, 2015, by and among BG Medicine, Inc. (the “Company”) and the purchasers named therein (the “Purchasers”). Capitalized terms used and not defined herein shall have the meanings given to them in the Purchase Agreement.

WHEREAS, Section 2.2(b) of the Purchase Agreement provides that the Second Closing shall occur within three Business Days of the Required Stockholder Vote authorizing the sale of the Shares by the Company to the Purchasers (the “Second Closing Date Condition”);

WHEREAS, Section 12.12 of the Purchase Agreement provides that the terms of the Purchase Agreement may be waived or modified upon the written consent of the Company and the Required Holders;

WHEREAS, the undersigned Purchasers constitute the Required Holders; and

WHEREAS, the undersigned Purchasers desire to amend the Second Closing Date Condition on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1. Amendment of Second Closing Date. The Company and the Required Holders hereby agree that the last sentence of Section 2.2(b) is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, the Second Closing shall occur within five (5) Business Days of the Required Stockholder Vote authorizing the Second Closing and the sale of the Shares by the Company to the Purchasers contemplated by this Agreement.”

2. Amendment to Annex A. The Company and the Required Holders hereby agree that Annex A to the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Annex A

Purchaser Name	Initial Closing - Principal Amount of Note	Second Closing - Number of Shares of Series A Preferred Stock Issuable Upon Conversion of Notes	Second Closing - Aggregate Purchase Price	Second Closing - Number of Shares of Series A Preferred Stock Purchased at the Purchase Price of $1.7003 Per Share	Total Number of Shares of Series A Preferred Stock Issued at Second Closing
Applied Genomic Technology Capital Fund, L.P.	$308,487.65	183,971	$1,233,950.22	725,725	909,696
AGTC Advisors Fund, L.P.	$22,726.86	13,553	$90,906.54	53,465	67,018
Flagship Ventures Fund 2007, L.P.	$168,785.49	100,657	$675,141.53	397,072	497,729

TOTAL	$500,000.00	298,181	$1,999,998.29	1,176,262	1,474,443

Company Wire Instructions:

Bank Name:

Address:

Bank ABA Routing No.:

Account Name: BG Medicine, Inc.

Account No.:

SWIFT / BIC CODE -

Special Instructions: ”

3. Effect of this Amendment. Except as specifically set forth herein, each term and condition of the Purchase Agreement shall continue in full force and effect.

4. Counterparts; Facsimile Signatures. This First Amendment to Securities Purchase Agreement (this “Amendment”) may be executed or consented to in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or electronically and, upon such delivery, the facsimile or electronically transmitted signature will be deemed to have the same effect as if the original signature had been delivered to the other party. This Amendment shall be governed by and construed in accordance with the General

Corporation Law of the State of Delaware as to matters within the scope thereof, and, as to all other matters, in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof that would require the application of laws of any other jurisdiction).

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

COMPANY:

BG MEDICINE, INC.

By:	/s/ Paul R. Sohmer, M.D.
	Name:	Paul R. Sohmer, M.D.
	Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

PURCHASERS:

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.;
AGTC ADVISORS FUND, L.P.

Each by its General Partner, AGTC Partners, L.P.
By its General Partner, NewcoGen Group Inc.

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	President

FLAGSHIP VENTURES FUND 2007, L.P.

By its General Partner
Flagship Ventures Fund 2007 General Partner LLC

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager